UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35992	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Oracle Way, Austin, Texas 78741

(Address of principal executive offices) (Zip Code)

(737) 867-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ORCL	New York Stock Exchange
3.125% senior notes due July 2025	ORCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Issuance of $7 Billion Aggregate Principal Amount of Notes

On November 9, 2022, Oracle Corporation (“Oracle”) consummated the issuance and sale of $1,000,000,000 aggregate principal amount of its 5.800% Notes due 2025, $1,250,000,000 aggregate principal amount of its 6.150% Notes due 2029, $2,250,000,000 aggregate principal amount of its 6.250% Notes due 2032 and $2,500,000,000 aggregate principal amount of its 6.900% Notes due 2052 (collectively, the “Notes”), pursuant to an underwriting agreement dated November 7, 2022 among Oracle and BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein. The Notes will be issued pursuant to an Indenture dated as of January 13, 2006 (the “Indenture”) among Oracle (formerly known as Ozark Holding Inc.), Oracle Systems Corporation (formerly known as Oracle Corporation) and Citibank, N.A., as amended by the First Supplemental Indenture dated as of May 9, 2007 (the “First Supplemental Indenture”) among Oracle, Citibank, N.A. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee, and an officers’ certificate issued pursuant thereto.

The Notes are being offered pursuant to Oracle’s Registration Statement on Form S-3 filed on March 11, 2021 (Reg. No. 333-254166), including the prospectus contained therein (the “Registration Statement”) and a related preliminary prospectus supplement dated November 7, 2022 and prospectus supplement dated November 7, 2022.

Oracle intends to use the net cash proceeds of the offering to prepay borrowings under its March 2022 delayed draw term loan credit agreement (the “DDTL”) on a dollar-for-dollar basis.

The material terms and conditions of the Notes are set forth in the Officers’ Certificate filed herewith as Exhibit 4.1 and incorporated by reference herein, in the Indenture filed as Exhibit 10.34 to the Current Report on Form 8-K filed by Oracle Systems Corporation on January 20, 2006, and in the First Supplemental Indenture filed as Exhibit 4.3 to the Registration Statement on Form S-3 filed by Oracle Corporation on May 10, 2007.

Upsize of Commitments Under the Term Loan Credit Agreement

On November 2, 2022, Oracle upsized the commitments under its term loan credit agreement and borrowed an additional $1.3 billion. Oracle used the net proceeds thereof to prepay $1.3 billion of borrowings under the DDTL.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Forms of 5.800% Notes due 2025, 6.150% Notes due 2029, 6.250% Notes due 2032 and 6.900% Notes due 2052, together with an Officers’ Certificate issued November 9, 2022 setting forth the terms of the Notes.

5.1	Opinion of Freshfields Bruckhaus Deringer US LLP.

23.1	Consent of Freshfields Bruckhaus Deringer US LLP (contained in Exhibit 5.1).

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: November 9, 2022	By:	/s/ Kimberly Woolley
	Name:	Kimberly Woolley
	Title:	Vice President, Assistant General Counsel and Assistant Secretary